PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.36

CONSENT AND AMENDMENT NO. 3 TO
REVOLVING CREDIT AND SECURITY AGREEMENT

This CONSENT AND AMENDMENT NO. 3 TO REVOLVING CREDIT AND SECURITY AGREEMENT ("Amendment") is dated as of December 6, 2017, and is entered into by and among GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation ("GLDD"), GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company ("GLDD LLC"), NASDI HOLDINGS, LLC, a Delaware limited liability company ("NASDI), GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., a Delaware corporation ("Environmental"), GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE SOLUTIONS, LLC, a Delaware limited liability company ("Solutions"), GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE, LLC, a Delaware limited liability company ("Infrastructure"), and Great Lakes U.S. Fleet Management, LLC, a Delaware limited liability company ("Fleet") (GLDD, GLDD LLC, NASDI, Environmental, Solutions, Infrastructure and Fleet, collectively, the "Borrowers", and each a "Borrower"), the Lenders identified on the signature pages hereof, and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

W I T N E S S E T H

WHEREAS, Borrowers, each other Credit Party party thereto from time to time, Agent and the lenders from time to time party thereto (the "Lenders") are parties to that certain Revolving Credit and Security Agreement dated as of December 30, 2016 (as amended, restated, modified and supplemented from time to time, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the definitions provided therefore in the Credit Agreement);

WHEREAS, Borrowers have informed Agent and Lenders that Borrowers desire to implement a restructuring plan (the "Restructuring") to reduce overhead, retire certain underperforming and underutilized assets and close out GLDD’s Brazilian operations, pursuant to which, among other things, Borrowers intend to (a) scrap, retire or sell the vessels set forth on Exhibit A hereto (such vessels, the "Retiring Vessels", and such transaction, the "Vessel Realization"), (b) scrap, retire or sell certain support equipment related to the Retiring Vessels (such transaction, the "Support Equipment Realization"), and (c) sell the Noon Island for a purchase price of less than [*] and after December 31, 2017 (the "Noon Island Sale");

WHEREAS, in connection with the Restructuring, the Borrowers anticipate that (a) certain non-cash charges related to assets retirements and certain charges in respect of severance and related costs will be added back to EBITDA and (b) additional Capital Expenditures will be made during the 2017 and 2018 fiscal years;

WHEREAS, in connection therewith, Borrowers have requested that Agent and Required Lenders (a) consent to the Vessel Realization, the Support Equipment Realization and the Noon Island Sale, (b) amend the Credit Agreement to provide for additional Capital

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Expenditures during the 2017 and 2018 fiscal years in connection therewith, and (c) acknowledge certain anticipated EBITDA add backs;

WHEREAS, subject to the terms and conditions of this Amendment, Agent and Required Lenders have agreed to (a) consent to the Vessel Realization, the Support Equipment Realization and the Noon Island Sale, (b) amend the Credit Agreement, and (c) acknowledge certain anticipated EBITDA add backs, in each case as provided herein;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Consent. In reliance upon the representations and warranties of the Credit Parties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 5 below, Agent and Lenders hereby consent to (a) the Vessel Realization; provided, that (i) an amount equal to one hundred percent (100%) of the Net Cash Proceeds of the Vessel Realization shall be used to prepay the Revolving Advances, and (ii) after the date hereof, the Retiring Vessels shall not constitute Eligible Fleet Assets, (b) the Support Equipment Realization; provided, that (i) the support equipment that is sold or retired shall have an aggregate net book value not to exceed $10,000,000, and (ii) an amount equal to one hundred percent (100%) of the Net Cash Proceeds of the Support Equipment Realization shall be used to prepay the Revolving Advances, and (c) consent to the Noon Island Sale; provided, that the Noon Island shall no longer constitute an Eligible Fleet Asset after the date hereof.  This consent is a limited consent and shall not be deemed to constitute a consent with respect to any other current or future departure from the requirements of any provision of the Credit Agreement or any Other Document.

2.Amendments to Credit Agreement.  In reliance upon the representations and warranties of the Credit Parties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 5 below:

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)Section 1.2 of the Credit Agreement is hereby amended by amending and restating the definition of "Capital Expenditures" in its entirety as follows:

"Capital Expenditures" shall mean, with respect to GLDD on a Consolidated Basis, expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements (or of any replacements or substitutions thereof or additions thereto) which have a useful life of more than one year and which, in accordance with GAAP, would be classified as capital expenditures.  Capital Expenditures shall include the total principal portion of Capitalized Lease Obligations. Notwithstanding the foregoing, with respect to the 2017 and 2018 fiscal years, upon written election from Borrowers to Agent, including supporting documentation in form and substance satisfactory to Agent, up to an aggregate of $20,000,000 of expenses related to the buy-out of operating leases shall not constitute Capital Expenditures.

(b)Section 7.6 of the Credit Agreement is hereby amended by adding the following provision to the end of such Section:

"; provided that, if the amount of Capital Expenditures incurred by all Credit Parties in fiscal year 2017 does not exceed $75,000,000 (such amount, the "2017 Capital Expenditure Limit"), then the unused portion of the 2017 Capital Expenditures Limit may be carried forward to be incurred in fiscal year 2018; provided further that, the aggregate amount of all Capital Expenditures incurred by all Credit Parties in fiscal years 2017 and 2018 does not exceed $135,000,000."

3.Acknowledgment in Respect of EBITDA Add-Back. Borrowers have requested, and Agent and the Lenders party hereto hereby acknowledge and agree, that (a) $47,000,000 in the aggregate of non-cash charges in respect of asset retirements and write-downs of inventory, vessels, spare parts and other assets will be added to EBITDA for the 2017 and 2018 fiscal years pursuant to and in accordance with subclause (b)(iv) of the definition thereof, and (b) $3,000,000 of charges in respect of severance and related costs in connection with the Restructuring will be added to EBITDA for the 2017 fiscal year pursuant to and in accordance with subclause (b)(vii)(B) of the definition thereof.

4.Representations and Warranties.  Each Credit Party hereby represents and warrants to Agent and Lenders that as of the date hereof, after giving effect to this Amendment and the transactions contemplated hereby:

(a)The execution, delivery and performance of this Amendment has been duly authorized by all requisite limited liability company or corporate action, as applicable, on the part of each Credit Party;

(b)No Default or Event of Default has occurred and is continuing; and

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)The representations and warranties of each Credit Party set forth in the Credit Agreement and each Other Document are true and correct in all material respects with the same effect as if made on the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

5.Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the prior or concurrent consummation of each of the following conditions:

(a)Agent shall have received a copy of this Amendment executed by each Credit Party and Required Lenders;

(b)Agent and Lenders shall have received any fees and expenses due and owing to Agent or Lenders in connection with this Amendment, including all fees payable pursuant to the Supplemental Fee Letter dated as of the date hereof, and, to the extent invoiced prior to the date hereof, reimbursement or payment of all reasonable expenses required to be reimbursed by any Credit Party pursuant to the Credit Agreement or any Other Document, including the reasonable fees and disbursements invoiced through a date prior to the date hereof of counsel to Agent; and

(c)No Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.

6.Post-Closing Covenant. In consideration of the agreements of Agent and Lenders contained herein, the Borrowers hereby covenant and agree to deliver to Agent an Acceptable Appraisal with respect to the ATB Assets (the "ATB Appraisal") within 90 days of the date hereof (or such later date as Agent may agreement in its sole discretion). Borrowers agree that all of the fees and out-of-pocket costs and expenses of the ATB Appraisal shall be paid for by Borrowers when due, in full and without deduction, off-set or counterclaim and further agree that such ATB Appraisal shall be in addition to any other appraisal conducted in accordance with Section 4.7 of the Credit Agreement and shall not count toward the limitations on the number of, and reimbursement for, appraisals set forth in Section 4.7 of the Credit Agreement. The failure of Borrowers to satisfy any of the requirements set forth in this Section 6 on or prior to the relevant date set forth herein (as such date may be extended by Agent in its sole discretion) shall constitute an immediate Event of Default under the Credit Agreement.

7.Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby releases and forever discharges Agent, each Lender and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively "Claims"), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Amendment, the Credit

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreement or the Other Documents, as each may have been amended prior to the date hereof, or the Indebtedness incurred by Borrowers or any other transactions evidenced by this Amendment, the Credit Agreement or the Other Documents, in each case arising prior to or on the date of this Amendment.

8.Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

9.References.  Any reference to the Credit Agreement contained in the Credit Agreement or any Other Document shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

10.Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Receipt by telecopy of any executed signature page to this Amendment shall constitute effective delivery of such signature page.  This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including "pdf"), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

11.Ratification.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement and the Other Documents.  Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect.

12.Costs and Expenses.  Each Credit Party acknowledges that Section 16.9 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder.

13.Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

(signature pages follow)

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PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS: GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation By: /s/Mark W. Marinko Name: Mark W. Marinko Title: Senior Vice President & Chief Financial Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company By: /s/Mark W. Marinko Name: Mark W. Marinko Title: Senior Vice President & Chief Financial Officer

NASDI HOLDINGS, LLC, a Delaware limited liability company By: /s/Katherine M. O’Halloran Name: Katherine M. O'Halloran Title: Treasurer

GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., a Delaware corporation By: /s/Katherine M. O’Halloran Name: Katherine M. O'Halloran Title: Treasurer

{N3521279.1}Signature Page to Consent and Amendment No. 3 to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE SOLUTIONS, LLC, a Delaware limited liability company By: /s/Katherine M. O’Halloran Name: Katherine M. O'Halloran Title: Treasurer

GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE, LLC, a Delaware limited liability company By: /s/Katherine M. O’Halloran Name: Katherine M. O'Halloran Title: Treasurer
GREAT LAKES U.S. FLEET MANAGEMENT, LLC, a Delaware limited liability company By: /s/Katherine M. O’Halloran Name: Katherine M. O'Halloran Title: Treasurer

{N3521279.1}Signature Page to Consent and Amendment No. 3 to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PNC BANK, NATIONAL ASSOCIATION, As Lender and as Agent By: /s/Adam Moss Name: Adam Moss Title: Vice President

{N3521279.1}Signature Page to Consent and Amendment No. 3 to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Deutsche Bank AG New York BRANCH, As a Lender By: /s/Frank Fazio Name: Frank Fazio Title: Managing Director By: /s/Stephen R. Lapidus Name: Stephen R. Lapidus Title: Director

{N3521279.1}Signature Page to Consent and Amendment No. 3 to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

cibc bank usa, formerly known as The PrivateBank and Trust Company, As a Lender By: /s/Brett Hrupek Name: Brett Hrupek Title: Managing Director

{N3521279.1}Signature Page to Consent and Amendment No. 3 to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SunTrust Bank, As a Lender By: /s/Douglas M. Sherlag Name: Douglas M. Sherlag Title: Director

{N3521279.1}Signature Page to Consent and Amendment No. 3 to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Texas Capital Bank, National Association, As a Lender By: /s/Terri Sandridge Name: Terri Sandridge Title: Vice President

{N3521279.1}Signature Page to Consent and Amendment No. 3 to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Woodforest National Bank, As a Lender By: /s/John Zimbo Name: John Zimbo Title: First Vice President

{N3521279.1}Signature Page to Consent and Amendment No. 3 to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

BANK OF AMERICA, N.A., As a Lender By: /s/Ciara Forrest Bochenek Name: Ciara Forrest Bochenek Title: Vice President

{N3521279.1}Signature Page to Consent and Amendment No. 3 to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CAPITAL ONE, NATIONAL ASSOCIATION, As a Lender By: /s/Micah Spellman Name: Micah Spellman Title: Director

{N3521279.1}Signature Page to Consent and Amendment No. 3 to Revolving Credit and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” or “[REDACTED]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A

Retiring Vessels

(See attached)

[REDACTED]

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